UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2008

AnchorBanCorp Wisconsin, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	000-20006	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (608) 252-8700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 3, 2008, AnchorBanCorp Wisconsin, Inc. issued a press release announcing its acquisition of S&C Bank of New Richmond, Wis. The acquisition closed January 2, 2008.

A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT #	DESCRIPTION
99.1	Press Release of AnchorBanCorp Wisconsin, Inc. (released January 3, 2007)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AnchorBanCorp Wisconsin, Inc. (Registrant)
January 3, 2008 (Date)	/s/ DALE C. RINGGENBERG Dale C. Ringgenberg Senior VP, CFO

Exhibit Index
99.1	Press release dated January 3, 2008